REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of December 12, 2005, by and between Knight Fuller, Inc., a Delaware corporation (the "Company"), and Montage Partners III, LLC, a Nevada limited liability company ("Investor").

      WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 12, 2005 by and between the Company and Investor (the "Securities Purchase Agreement"), the Company has agreed to issue Investor a $500,000 principal amount securities debenture that is convertible into shares of the Company's common stock, par value $0.0001 per share, and a warrant to purchase 380,000 shares of the Company's common stock (collectively, the "Shares"); and

      WHEREAS, to induce Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, with respect to the Shares.

      NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged by the parties, the Company and Investor hereby agree as follows:

      1. Definitions.

      As used in this Agreement, the following terms shall have the following meanings:

      "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

      "Blackout Period" shall have the meaning set forth in Section 3(m).

      "Board" shall have the meaning set forth in Section 3(m).

      "Business Day" means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the state of California generally are authorized or required by law or other government actions to close.

      "Commission" means the Securities and Exchange Commission.

      "Common Shares" shall have the meaning set forth in the definition of "Registrable Securities."

      "Common Stock" means the Company's Common Stock, $0.0001 par value.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holder" means, collectively, each holder from time to time of Registrable Securities including, without limitation, Investor and its assignees. To the extent this Agreement refers to an election, consent, waiver, request or approval of or by the Holder, such reference shall mean an election, consent, waiver, request or approval by the holders of a majority in interest of the then-outstanding Registrable Securities (on an as exercised basis).

      "Indemnified Party" shall have the meaning set forth in Section 6(c).

      "Indemnifying Party" shall have the meaning set forth in Section 6(c).

      "Losses" shall have the meaning set forth in Section 6(a).

      "NASDAQ" shall mean the NASDAQ Stock Market.

      "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

      "Registrable Securities" means the Shares issued or issuable upon the conversion of the debenture or exercise of the warrant issued to Investor pursuant to the Securities Purchase Agreement, and upon any stock split, stock dividend, recapitalization or similar event with respect to such Shares and any other securities issued in exchange of or replacement of such Shares (collectively, the "Common Shares"); until in the case of any of the Common Shares (a) a Registration Statement covering such Common Shares has been declared effective by the Commission and continues to be effective, or (b) such Common Shares are sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such Common Shares shall not be considered Registrable Securities.

      "Registration Statement" means the registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement, for the Shares.

      "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Special Counsel" means an attorney selected by and acting as special counsel to Holder.

            2. Registration.

            (a) Mandatory Registration. The Company shall prepare and file with the SEC, as soon as possible after the Closing Date, but no later than forty-five (45) days following the Closing Date, a Registration Statement on Form SB-2, or other available form, registering for resale by the Investor all of the Registrable Securities, but in no event less than the aggregate number of shares into (i) which the Debentures would be convertible at the time of filing of the Registration Statement (assuming for such purposes that the entire principal and interest balance of all Debentures had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such eligibility or conversion had in fact occurred as of such date), and (ii) which would be issued upon exercise of all of the Warrants at the time of filing of the Registration Statement (assuming for such purposes that all such Warrants had been eligible to be exercised and had been exercised in accordance with their terms, whether or not such eligibility or exercise had in fact occurred as of such date). The Registration Statement shall also state that, in accordance with Rules 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and the exercise of the Warrants (and the Existing Warrants) to prevent dilution resulting from stock splits, or stock dividends. The Company will use its best efforts to cause the Registration Statement to be declared effective no later than one hundred twenty
(120) days after the Closing Date. The Company is entitled to register for resale pursuant to the Registration Statement securities issued by the Company that are held by persons other than the Investor.

            (b) Payments by the Company.

                  (i) If the Registration Statement covering the Registrable Securities is not filed with the SEC on or before forty-five (45) days after the Closing Date (the "Required Filing Date"), then the Company shall pay Investor a late filing penalty (collectively "Late Filing Penalties"), (i) on the first day after the Required Filing Date, an amount equal to two percent (2%) of the original purchase price paid pursuant to the Securities Purchase Agreement (the "Purchase Price") for the Debentures, and (ii) on each subsequent monthly anniversary of the Required Filing Date, if the Registration Statement has not been filed in proper form on or before such date, an amount equal to two percent (2%) of the Purchase Price for the Debentures.

                  (ii) If the Registration Statement covering the Registrable Securities is not declared effective within the earlier of (a) seven (7) business days after notice by the SEC that it may be declared effective (including the issuance by the SEC of a "no review letter"), or (b) one hundred twenty (120) days following the Closing Date (the "Required Effective Date"), then the Company shall pay Investor a late effective date penalty (collectively "Late Effective Date Penalties")(sometimes Late Filing Penalties and Late Effective Penalties are collectively referred to as "Late Penalties"), (i) on the first day after the Required Effective Date, an amount equal to two percent (2%) of the Purchase Price for the Debentures and (ii) on each subsequent monthly anniversary of the Required Effective Date, if the Registration Statement has not been declared effective on or before such date, an amount equal to two percent (2%) of the Purchase Price for the Debentures.

                  (iii) By way of illustration and not in limitation of the foregoing, assuming a Closing Date of December 9, 2005, (X) if the Registration Statement is timely filed but is not declared effective until June 14, 2006 (assuming for the purpose of this example that the SEC has not previously provided notice that it may be declared effective), the aggregate Late Effective Date Penalty will equal 6% percent of the Purchase Price (2% on April 10, the 120th day after the Closing Date, plus 2% on May 10 and 2% on June 10), or (Y) if the Registration Statement is filed on February 21, 2006 and is not declared effective until June 14, 2006 (assuming for the purpose of this example that the SEC has not previously provided notice that it may be declared effective), the aggregate Late Filing Penalty will equal 42% of the Purchase Price (2% on January 25, the 45th day after the Closing Date) and the aggregate Late Effective Date Penalty will equal 46% percent of the Purchase Price (2% on April 10, the 120th day after the Closing Date, plus 2% on May 10 and 2% on June 10).

                  (iv) In addition to and not in lieu of the payment of penalties hereunder, if the Registration Statement is not filed within sixty
(60) days after the Closing Date, or the Registration Statement is not declared effective within one hundred eighty (180) days after the Closing Date, Investor may, at its option, require the Company, to redeem the Debentures in full (within three (3) days after its delivery of a redemption notice to the Company), in cash, which redemption amount shall be calculated as set forth in
Section 6 of the Debenture.

                  (v) Late Penalties will be payable to the Investor by the Company in cash or other immediately available funds on the date such Late Penalty is incurred.

                  (vi) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by the Required Registration Date may be difficult to ascertain. The parties agree that the Late Penalties represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages. The payment of the Late Penalties to the Investor shall not limit the Investor's other rights and remedies hereunder or under any other document entered into in connection herewith.

                  (vii) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor or its counsel if the Company timely forwards to counsel any required documents or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

      3. Registration Procedures; Company's Obligations.

      In connection with the registration of the Registrable Securities, the Company shall:

            (a) Prepare and file with the Commission the Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder) that shall include a description of the method or methods of distribution of the Registrable Securities as specified by the Holder, and use its commercially reasonable best efforts to cause the Registration Statement to become effective and remain effective for a period of two years from the effective date of the Registration Statement as provided herein; provided, however, that not less than two (2) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of and comment by such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries, and to make available for inspection by the Holder all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary, in the reasonable opinion of such Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within two (2) Business Days of their receipt thereof.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the two-year period from the effective date of the Registration Statement; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than two
(2) Business Days prior to such filing and, in the case of (i)(C) below, no later than the first Business Day following the date on which the Registration Statement becomes effective) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      The Company shall promptly furnish to the Special Counsel, without charge,
(i) any correspondence from the Commission or the Commission's staff to the Company or its representatives relating to any Registration Statement, and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

            (d) Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

            (e) If requested by the Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (f) Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (g) Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, use its commercially reasonable best efforts to register or qualify or cooperate with the selling Holder and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the two-year period from the effective date of the Registration Statement and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

            (i) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

            (j) Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Cause all Registrable Securities relating to such Registration Statement to be quoted by NASDAQ or any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed.

            (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve
(12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

            (m) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of the Registration Statement and suspend the sale of Registrable Securities under the Registration Statement one (1) time every three (3) months or three (3) times in any twelve month period, provided that the Company may not suspend its obligation for more than sixty (60) days in the aggregate in any twelve month period (each, a "Blackout Period"); provided, however, that no such suspension shall be permitted for more than twenty (20) consecutive days, arising out of the same set of facts, circumstances or transactions, and that there shall be at least two business days between each Blackout Period.

            (n) Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission.

      2. Registration Procedures; Holder's Obligations

      In connection with the registration of the Registrable Securities, the Holder shall:

            (a) If the Registration Statement refers to the Holder by name or otherwise as the holder of any securities of the Company, have the right to require (if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            (b) (i) not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement, and (iii) furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

            (c) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(m), forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

      3. Registration Expenses

      All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with NASDAQ and each securities exchange or other market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement); (iii) messenger, telephone and delivery expenses incurred by the Company; (iv) fees and disbursements of counsel for the Company; and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall not be responsible for the payment of any commissions or other expenses incurred by the Holder in connection with their sales of Registrable Securities or for the fees of any Special Counsel.

      4. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Investor, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each Person who controls Investor or a permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (ii) as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale (provided that copies of the Prospectus, as amended or supplemented, have been provided to the Holder by the Company for delivery to such purchaser). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

            (b) Indemnification by Investor. Investor and its permitted assignees shall, jointly and severally, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder or the Special Counsel to the Company specifically for inclusion in the Registration Statement or such Prospectus, and
(ii) such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or, to the extent that such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities, was reviewed and expressly approved in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to
Section 6(a) or 6(b) hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest would exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

      All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

            (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under
Section 6(a) or 6(b) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      5. Rule 144.

      As long as the Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. As long as the Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell the Common Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

      6. Miscellaneous.

            (a) Remedies. In the event of a breach by the Company or by the Holder of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder each agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further each agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Neither the Company nor any of its Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holder, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to the Holder set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

            (c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning this Agreement shall be commenced in the state and federal courts sitting in the City of Los Angeles, California (the "Los Angeles Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Los Angeles Courts for the adjudication of any dispute with respect to this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Los Angeles Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

            (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Investor.

            (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Pacific Time, on a Business Day, (ii) the first Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Pacific Time, on any date and earlier than 11:59 p.m., Pacific Time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

                  (i)   if to the Company:

                        Knight Fuller, Inc.
                        3407 Winona Avenue
                        Burbank, California 91504
                        Attention: Chief Financial Officer
                        Telecopier: (818) 848-4016
                        Telephone: (818) 559-4333

                  with a copy to:

                        Troy & Gould Professional Corporation
                        1801 Century Park East, 16th Floor
                        Los Angeles, California 90067-2367
                        Attention: Alan Spatz, Esq.
                        Telecopier: (310) 201-4746
                        Telephone: (310) 553-4441

                  (ii)  if to Montage Partners III, LLC:
                        1875 Century Park East, Suite 700
                        Los Angeles, California 90067
                        Attention: Michael S. Rosenblum
                        Telecopier: 310-286-3010
                        Telephone: 310-286-2100

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

            (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

            (g) Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of the Holder of all or a portion of the shares of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; and
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. In addition, the Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The rights to assignment shall apply to the Holder (and to subsequent) successors and assigns. In the event of an assignment pursuant to this Section 8(g), Investor shall pay all incremental costs and expenses incurred by the Company in connection with filing a Registration Statement (or an amendment to the Registration Statement) to register the shares of Registrable Securities assigned to any assignee or transferee of Investor.

            (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (j) Termination. This Agreement shall terminate on the date on which all of the Registrable Securities may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

            (k) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (l) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                            (signature page follows)

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                        KNIGHT FULLER, INC.

                                        By: /s/ Howard Livingston
                                            ------------------------------------
                                            Name:  Howard Livingston
                                            Title: Chief Financial Officer


                                        MONTAGE PARTNERS III, LLC

                                        By: /s/ Michael Rosenblum
                                            ------------------------------------
                                            Name:  Michael Rosenblum
                                            Title: